                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM 8-K/A
  AMENDMENT NO. 1 TO CURRENT REPORT ON FORM 8-K FOR REPORT DATED JULY 20, 2000

                 PURSUANT SECTION 13 OF 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

        For the periods ended June 30, 2000.


                          Interruption Television Inc.
                           --------------------------
           (Exact name of small business as specified in its charter)

      Nevada                       033-22264-FW                33-0840184
---------------------             -------------             ----------------
(State or other jurisdiction       Commission File            (IRS Employer
of incorporation or organization)     Number               Identification No.)

                             43A Tanjong Pagar Road
                                Singapore 088464
                             ----------------------
                    (Address of principal executive offices)

                               (011)(65) 327 1090
                               ------------------
                           (Issuer's telephone number)

                          Time Financial Services, Inc.
         1040 East Katella, Street, Suite B-1, Orange, California, 92806
        -----------------------------------------------------------------
                     Former Name or Former address

The Registrant has previously filed its Current Report on Form 8-K, dated July 20, 2000, without certain financial information required by Item 7 of such Form 8-K. The Registrant hereby amends the Current Report on Form 8-K to file such financial information. Item 7, subparagraph (a) of the Report dated July 20, 2000, is hereby amended to read as follows:

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         A.       FINANCIAL STATEMENTS OF INTERRUPTION TELEVISION PTE LTD

                  1. Report of Sim Guan Seng & Co. auditors of Interruption Television Pte Ltd.
                  2.       Balance Sheet as of June 30, 2000
                  3. Profit and loss accounts for the two years ended June 30, 2000 and 1999
                  4. Cash flow statements for the two years ended June 30, 2000 and 1999 (UNAUDITED)
                  5. Statement of Shareholders Equity for the two years ended June 30, 2000 and 1999 (UNAUDITED)
                  6.       Notes to Financial Statements


B.       UNAUDITED FINANCIAL INFORMATION OF INTERRUPTION TELEVISION PTE LTD

                  1. Balance Sheet as of June 30, 2000 (UNAUDITED AND RECONCILED TO US GAAP)
                  2. Profit and loss accounts for the two years ended June 30, 2000 and 1999 (UNAUDITED AND RECONCILED TO US
                           GAAP)
                  3. Cash flow statements for the two years ended June 30, 2000 and 1999 (UNAUDITED)
                  4. Statement of Shareholders Equity for the two years ended June 30, 2000 and 1999 (UNAUDITED)

SIGNATURES

Pursuant to the requirements of the Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                    Interruption Television Pte. Limited
                                    (Registrant)

Date: October 30, 2001              /S/ Danny McGill
                                    ----------------------------------
                                    Danny McGill, President and CEO

Date: October 30, 2001              /S/ Jeffrey Lim
                                    ----------------------------------
                                    Jeffrey Lim, Director

                         INTERRUPTION TELEVISION PTE LTD


                                FINANCIAL REPORT
                         FOR THE YEAR ENDED 30 JUNE 2000



16 Sept 2000


                       AUDITOR'S REPORT TO THE MEMBERS OF

                         INTERRUPTION TELEVISION PTE LTD
                           (INCORPORATED IN SINGAPORE)


We have audited the accompanying balance sheet of Interruption Television Pte Ltd as of 30 June 2000, and the profit and loss account for the period then ended. These financial statements are the responsibility of the Company's directors. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Singapore Standards on Auditing. Those Standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by the directors and management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion:

         a. The financial statements are properly drawn up in accordance with the provisions of the Companies Act, Cap. 50 and Statements of Accounting Standard and so as to give a true and fair view of:

         a. The state of affairs of the Company as of 30 June 2000 and of the results of the Company for the period then ended; and

         b. The other matters required by Section 201 of the Act to be dealt with in the financial statements.

         b. The accounting and other records, and the registers required by that Act to be kept by the Company have been properly kept in accordance with the provisions of that Act.


/s/ Sim Guan Seng & Co.
-----------------------
Sim Guan Seng & Co
Certified Public Accountant
Singapore

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                          BALANCE SHEET - 30 JUNE 2000

                        (Expressed in Singapore Dollars)


                                                    Note              2000
                                                    ---
SHARE CAPITAL AND RESERVES
     Share capital                                  3          $       557,592
     Accumulated (losses) profits                                     (900,701)
                                                               ----------------
                                                               $      (343,109)
                                                               ================

Represented by:
Fixed assets                                        4          $        48,578
Deferred expenditure                                5                  721,210

CURRENT ASSETS
     Cash                                                      $       174,388
     Trade debtors                                  6                  177,661
     Other debtors, deposits and prepayment         7                   27,181
     Amount due from a director                     8                  275,601
                                                               ----------------
                                                               $       654,831
                                                               ----------------
Less
CURRENT LIABILITIES
     Bank overdraft                                            $             -
     Trade creditors                                9                  374,712
     Other creditors and accrual                    10                  31,876
     Progress billings                                                   9,653
     Loans from third parties (secured)             11                 513,187
     Amount due to a shareholder                    12                   7,300
     Provision for taxation                                            140,000
                                                               ----------------
                                                               $     1,076,728
                                                               ----------------
NET CURRENT (LIABILITIES) ASSETS                               $      (421,897)

NON-CURRENT LIABILITIES
     Loan from ITV, Inc.                            13                (691,000)
                                                               ----------------
                                                               $      (343,109)
                                                               ================
Shareholders Equity as shown on the
financial statements                                           $      (343,109)

     Material variation in balance sheet -
reclassification of amount due from a
director to additional paid in capital, a
component of shareholders equity.                                     (275,601)
                                                               ----------------
Shareholders equity according to
generally accepted accounting principles in
the United States                                              $      (618,710)
                                                               ================


                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                             PROFIT AND LOSS ACCOUNT
                        FOR THE PERIOD ENDED 30 JUNE 2000

                        (Expressed in Singapore Dollars)


                                                       Note              2000                 1999
                                                       ----      ------------------    -----------------

(LOSS) PROFIT BEFORE TAXATION                           15       $      (1,260,566)    $        564,452

TAXATION                                                16                  10,000             (150,000)

                                                                 ------------------    -----------------
(LOSS) PROFIT AFTER TAXATION                                     $      (1,250,566)    $        414,452

Accumulated profits (losses), at beginning of year                         349,865              (64,587)

                                                                 ------------------    -----------------
Accumulated (losses) profits, at end of year                     $        (900,701)    $        349,865
                                                                 ==================    =================


The accompanying notes form an integral part of and should be read in conjunction with these accounts.

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)
                  NOTES TO THE ACCOUNTS - 30 JUNE 2000 AND 1999
                        (Expressed in Singapore Dollars)


These notes form an integral part of and should be read in conjunction with the accompanying accounts.

1.       PRINCIPAL ACTIVITIES

         The principal activities of the Company are to provide talent for media industries and produce commercials and television programs. There have been no significant changes in the nature of these activities during the year.

         During the financial period, the Company changed its financial year-end from 31 March 2000 to 30 June 2000.

         Subsequent to the end of financial year, the Company became a wholly-owned subsidiary company of Interruption Television Inc., a company incorporated in Nevada.


2.       SIGNIFICANT ACCOUNTING POLICIES

         a)       Basis of accounting

         The accounts have been prepared in accordance with the historical cost convention.

         b)       Foreign currency transactions

         Foreign currency transactions are converted at exchange rates approximating those ruling at transaction dates. Foreign currency monetary assets and liabilities as at year-end are converted at rates of exchange approximating those ruling at that date. Exchange differences are recognised in the profit and loss account currently.

         c)       Taxation

         The tax expense is determined on the basis of tax effect accounting using the liability method and it is applied to all significant timing differences which arise from the differences in accounting and tax treatment of certain income and expense items. A deferred tax benefit is not recognised in the accounts unless there is reasonable expectation of realisation.

         d)       Depreciation

         Depreciation is calculated using the straight-line method so as to write off the fixed assets over their estimated useful lives as follows:

                                                                  No of years
                                                                  -----------

         Office equipment                                              5
         Furniture and fixtures                                        5
         Leasehold improvements                                        5

         Fully depreciated assets are retained in the accounts until they are no longer in use. Any gain or loss on disposal of fixed assets is recognised in the profit and loss account currently.

         e)       Revenue recognition

         Income from production of commercials is recognised upon the delivery of the commercials and acceptance by customers.

         Income from licensed programs is recognised upon commencement of licence period which generally coincides with the customer's acceptance.

         f)       Deferred expenditure

         Deferred expenditure comprises materials, direct labour, subcontractors' cost and an appropriate proportion of production overheads. These expenditure are amortised over 5 years commencing from the date of commercial production.

         Any deferred expenditure that cannot reasonably be expected to be recovered from related future revenue is written-off to the profit and loss account.


3.       SHARE CAPITAL
                                                                          2000            1999
                                                                          ----            ----
         Authorised Share Capital
         ------------------------

         2,000,000 (1999: 100,000) ordinary shares of $1.00 each      $   2,000,000   $   100,000
                                                                      ==============  ============

         Issued and fully paid
         ---------------------
         Balance at beginning of year                                 $          92   $         6
         Issue of 557,500 (1999: 86) ordinary shares of $1.00 each          557,500            86
                                                                      --------------  ------------
         Balance at end of year                                       $     557,592   $        92
                                                                      ==============  ============

         During the financial year, the Company increased its authorised capital from $100,000 divided into 100,000 ordinary shares of $1.00 each to $2,000,000 divided into 2,000,000 ordinary shares of $1.00 each. The Company then issued 557,500 ordinary shares of $1.00 each at par for cash to provide for working capital.


4.       FIXED ASSETS
                                                   Furniture
                                    Office            and           Leasehold
         Cost                     equipment         fixtures       Improvements        Total
         ----                     ---------         --------       ------------        -----

         At 1.4.1999            $      22,711     $     22,843     $      4,314     $      49,868
             Additions                 20,848           -                -                 20,848
             Disposals                -                 -                -                -
                                ---------------   --------------   ---------------  ---------------
         At 30.6.2000           $      43,559     $     22,843     $      4,314     $      70,716
                                ===============   ==============   ===============  ===============

         Accumulated depreciation
         ------------------------

         At 1.4.1999            $       3,428     $      3,847     $        719     $       7,994
             Depreciation
                for the year            8,712            4,569              863            14,144
             Disposals                -                 -                -                -
                                ---------------   --------------   ---------------  ---------------
         At 30.6.2000           $      12,140     $      8,416     $      1,582     $      22,138
                                ===============   ==============   ===============  ===============

         Depreciation
             for 1999           $       4,970     $      3,847     $        719     $       9,536
                                ===============   ==============   ===============  ===============

         Net book value
         --------------

         Prior Year             $      19,283     $     18,996     $      3,595     $      41,874
                                ===============   ==============   ===============  ===============

         Current Year           $      31,419     $     14,427     $      2,732     $      48,578
                                ===============   ==============   ===============  ===============

5.       DEFERRED EXPENDITURE
                                                    2000           1999
                                                    ----           ----

         Balance at beginning of period         $    206,758   $           -
         Current year                                514,452         206,758
                                                -------------  --------------
         Balance at end of period               $    721,210   $     206,758
                                                =============  ==============


6.       TRADE DEBTORS

         This amount is arrived at after provision for bad debts of $16,872 (1999: Nil).


7.       OTHER DEBTORS, DEPOSITS AND PREPAYMENT
                                                    2000           1999
                                                    ----           ----

         Other debtors                          $      8,126   $       5,100
         Deposits                                     18,980          11,472
         Prepayment                                        -             401
                                                -------------  --------------
                                                $     27,181   $      16,973
                                                =============  ==============


8.       AMOUNT DUE FROM A DIRECTOR

         This amount is unsecured, interest-free and with no fixed term of repayment.

9.       TRADE CREDITORS

         Included in trade creditors is $24,486 (1999: Nil) owing from a company in which one of the directors has an interest.

10.      OTHER CREDITORS AND ACCRUAL
                                                    2000           1999
                                                    ----           ----

         Other creditors                        $     25,076   $      68,837
         Accrual                                       6,800           8,897
                                                -------------  --------------
                                                $     31,876   $      77,734
                                                =============  ==============

11.      LOANS FROM THIRD PARTIES (SECURED)

         These loans are interest-free and secured by the assignment of the company's book debts.


12.      AMOUNT DUE TO A SHAREHOLDER

         This amount is unsecured, interest-free and with no fixed term of repayment.


13.      LOAN PAYABLE TO ITV, INC.

         This amount is unsecured, interest free and with no fixed term of repayment.


14.      DEFERRED TAXATION
                                                         2000         1999
                                                         ----         ----

         Balance at beginning of year               $     10,000  $           -

         Transfer (to) from profit and
         loss account (Note 14)                          (10,000)        10,000
                                                    ------------- --------------
         Balance at end of year                     $          -  $      10,000
                                                    ============= ==============


15. The (loss_ profit before taxation was determined after charging (crediting) the following items:

                                                        2000             1999
                                                        ----             ----
                                                         $                 $
         Auditors renumeration                            4,000          3,000
         Bad debts written off                            5,100              -
         Depreciation of fixed assets                    14,144          9,536
         Directors' renumeration                        122,500        146,000
         Loss (gain) on exchange                            857        (17,709)
         Provision for bad debts                         16,872              -
         Rental of premises                              86,933         27,891
         Rental of equipment                             14,030         27,000
         (Gain) on disposal of fixed assets                   -         (2,903)

16.      TAXATION

         The income tax expense comprises:
                                                         2000           1999
                                                         ----           ----

         Current taxation  - current year            $     -        $  (140,000)
         Deferred taxation - current year (Note 12)        10,000       (10,000)
                                                     -------------  ------------
                                                     $     10,000   $  (150,000)
                                                     =============  ============

         There was no current year tax payable as the Company was in a tax loss position.

         At balance sheet date, the Company has unutilised capital allowances and unabsorbed tax losses amounting to approximately $25,000 (1999:
         Nil) and $900,000 (1999: Nil) which are available for offsetting against future profits subject to agreement by the Comptroller of Income Tax.

         Deferred tax benefit has not been recognised in respect of these capital allowances and tax losses due to uncertainty of realisation.


17.      OPERATING LEASE COMMITMENTS

         At balance sheet, the Company has the following outstanding lease commitments in respect of its office premise payable approximately as follows:

                                                        2000             1999
                                                        ----             ----

         Within one year                            $   10,000       $   67,000
         After one year                                (10,000)          28,000
                                                    -----------      -----------
                                                    $        -       $   95,000
                                                    ===========      ===========

18.      PRIOR YEAR'S COMPARATIVES

         The prior year's comparatives were from 1 April 1998 to 31 March 1999. Certain prior year's comparatives have been reclassified to conform with current year's presentation.


19. RECONCILIATION TO GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN THE UNITED STATES (UNAUDITED)

         The financial statements have been prepared accordance with the provisions of the Companies Act, Cap. 50 and Statements of Accounting Standard ("SAS") of Singapore. Financial statements prepared in accordance with SAS do not materially differ from statements prepared in accordance with U.S. GAAP except in the manner of presentation and the treatment of certain transactions with officers and shareholders. The following unaudited balance sheet, unaudited profit and loss statement, unaudited statement of cash flows and unaudited statement of stockholders' equity have been adjusted or reconciled to present the financial information in accordance with U.S. GAAP.

                         INTERRUPTION TELEVISION PTE LTD


                         UNAUDITED FINANCIAL INFORMATION
                         FOR THE YEAR ENDED 30 JUNE 2000

                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                          BALANCE SHEET - 30 JUNE 2000
                              RECONCILED TO US GAAP

                        (Expressed in Singapore Dollars)

                                                        Note            2000
                                                        ----
SHARE CAPITAL AND RESERVES
     Share capital                                       3      $       557,592
     Accumulated (losses) profits                                      (900,701)
                                                                ----------------
                                                                $      (343,109)
                                                                ================

Represented by:
Fixed assets                                             4      $        48,578
Deferred expenditure                                     5              721,210

CURRENT ASSETS
     Cash                                                       $       174,388
     Trade debtors                                       6              177,661
     Other debtors, deposits and prepayment              7               27,181
     Amount due from a director                          8              275,601
                                                                ----------------
                                                                $       654,831
                                                                ----------------
Less
CURRENT LIABILITIES
     Bank overdraft                                             $             -
     Trade creditors                                     9              374,712
     Other creditors and accrual                         10              31,876
     Progress billings                                                    9,653
     Loans from third parties (secured)                  11             513,187
     Amount due to a shareholder                         12               7,300
     Provision for taxation                                             140,000
                                                                ----------------
                                                                $     1,076,728
                                                                ----------------
NET CURRENT (LIABILITIES) ASSETS                                $      (421,897)

NON-CURRENT LIABILITIES
     Loan from ITV, Inc.                                 13            (691,000)
                                                                ----------------
                                                                $      (343,109)
                                                                ================

Shareholders Equity as shown on the financial statements        $      (343,109)

     Material variation in balance sheet -
reclassification of amount due from a
director to additional paid in capital, a
component of shareholders equity.                                      (275,601)
                                                                ----------------
Shareholders equity according to generally
accepted accounting principles in
the United States                                               $      (618,710)
                                                                ================


                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                             PROFIT AND LOSS ACCOUNT
                        FOR THE PERIOD ENDED 30 JUNE 2000
                       ADJUSTED AND RECONCILED TO US GAAP

                        (Expressed in Singapore Dollars)


                                                         Note             2000                 1999
                                                         ----       -----------------     ---------------
REVENUE                                                             $        277,849      $    1,304,934

Production costs                                                            (787,671)           (335,198)
Payroll costs                                                                (91,335)            (74,371)
Depreciation of fixed assets                                                 (14,144)             (9,536)
Administrative expenses                                                     (411,265)           (321,377)

                                                                    -----------------     ---------------
(LOSS) PROFIT BEFORE TAXATION                                       $     (1,260,566)     $      564,452

TAXATION                                                  14                  10,000            (150,000)

                                                                    -----------------     ---------------
(LOSS) PROFIT AFTER TAXATION                              15        $     (1,250,566)     $      414,452

Accumulated profits (losses), at beginning of year                           349,865             (64,587)

                                                                    -----------------     ---------------
Accumulated (losses) profits, at end of year                        $       (900,701)     $      349,865
                                                                    =================     ===============

Net (loss) income as shown in the
financial statements                                                $      (1,250,566)    $      414,452

Items having an effect on reported income                                          -                   -
                                                                    -----------------     ---------------
Net (loss) income according to
generally accepted accounting
principles in the United States                                     $     (1,250,566)     $      414,452
                                                                    =================     ===============


                                          INTERRUPTION TELEVISION INC
                              ---------------------------------------------------
                                 STATEMENT OF STOCKHOLDERS' EQUITY (UNAUDITED)
                          -----------------------------------------------------------
                                       FOR THE YEAR ENDED JUNE 30, 2000
                                   (Amounts expressed in Singapore Dollars)


                                                                                         Retained          Total Stockholders
                                                                    Due from             earnings               Equity/
                                        Common Stock                Director            (deficit)              (Deficit)
                                 ------------    ------------    ---------------     -----------------     ------------------
                                   Shares         Par Value
                                 ------------    ------------
Beginning balance                          6     $         6     $                   $        (64,587)     $         (64,581)

Issuance of common stock at
par value                                 86              86
Net income                                                                                    414,452                414,452
                                 ------------    ------------    ---------------     -----------------     ------------------
Balance at June 30, 1999                  92              92                                  349,865                349,865

Issuance of common stock at
par value                            557,500         557,500
Net loss                                                                                   (1,250,566)            (1,250,566)
                                 ------------    ------------    ---------------     -----------------     ------------------

Balance at June 30, 2000             557,592     $   557,592     $                   $       (900,701)     $        (343,109)
                                 ============    ============    ===============     =================     ==================

Adjustment to US GAAP                                                  (275,601)                                    (275,601)
                                                                 ---------------                           ------------------
Balance at June 30, 2000 (U.S.
GAAP)                                557,592         557,592     $     (275,601)     $       (900,701)     $        (618,710)
                                 ============    ============    ===============     =================     ==================


                         INTERRUPTION TELEVISION PTE LTD
                   (Incorporated in the Republic of Singapore)

                               CASH FLOW STATEMENT
                                   (UNAUDITED)
                    FOR THE YEAR ENDED 30 JUNE 2000 AND 1999

                                                                2000               1999
                                                                ----               ----
                                                     Note
                                                     ----
CASH FLOW FROM OPERATING ACTIVITIES
(Loss) profit before taxation                               $(1,260,566)      $   564,452

Adjustment for:
   Gain on disposal of fixed assets                                   -            (2,903)
   Provision for bad debts                                       16,872                 -
   Depreciation of fixed assets                                  14,144             9,536
                                                            ------------      ------------
Operating (loss) profit before working capital changes      $(1,229,550)      $   571,085
Decrease (increase) in operating assets:
   Trade debtors                                                119,103          (585,396)
   Other debtors, deposits and prepayments                       (2,553)          (13,609)

Increase (decrease) in operating liabilities:
   Trade creditors                                               87,632           181,768
   Other creditors and accrual                                   34,428            62,719
   Progress billings                                            (20,000)           20,000
   Deferred taxation                                            (10,000)                0
   Bank overdraft                                                (1,711)            1,711
                                                            ------------      ------------
Net cash (used in) generated from operating activities      $(1,017,545)      $   238,278
                                                            ------------      ------------

CASH FLOWS FROM INVESTING ACTIVITIES

Purchase of fixed assets                                    $   (20,848)      $   (45,689)
Capitalized production costs                                   (615,013)         (206,758)
Proceeds from disposal of fixed assets                                -             5,595
                                                            ------------      ------------
Net cash generated from (used in) investing activities      $  (635,861)      $  (246,852)
                                                            ------------      ------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from issue of shares                               $   557,500       $        86
Amount due from director                                        199,820           (75,806)
Loans from third parties and shareholders                       641,876            71,311
                                                            ------------      ------------
Net cash generated from financing activities                $ 1,399,196       $    (4,409)
                                                            ------------      ------------

NET INCREASE (DECREASE) IN CASH                             $    82,419       $   (12,983)

CASH AT BEGINNING OF YEAR                                           480            13,463
                                                            ------------      ------------

CASH AT END OF YEAR                                         $    82,899       $       480
                                                            ============      ============

The accompanying notes form an integral part of and should be read in conjunction with these accounts.